SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): September 14, 2001

                             Fortune Diversified Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                         (State or Other Jurisdiction of
                         Incorporation or Organization)


   0-19049                                                         74-2504501
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   (Commission                                               (IRS Employer
   File Number)                                           Identification No.)


  Bank One Tower, 111 Monument Circle, Suite 4600, Indianapolis, Indiana 46204
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (317) 974-1969


                                    WOW Entertainment, Inc.
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   (Former Name, Address and Former Fiscal Year, if Changed Since Last Report)


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Fortune Diversified Industries, Inc.
SEC Form 8-K

Item 5. Other Events and Regulation FD Disclosure.

The Company previously reported in its Form 10Q-SB on July 16, 2001, in "Item 2. Management's Discussion And Analysis Or Plan Of Operations," the acquisition of Murphy Development, Ltd. ("Murphy Development") by the Company. The Company further reported that the Company would provide, by the filing of a Form 8-K, financial statements for Murphy Development as they became available which the Company anticipated to be not later than 60 days after the filing of the 10Q-SB. The Company has subsequently determined that the Company is not required to include financial statements with the reporting of the Murphy Development acquisition because Murphy Development is not a significant subsidiary as defined in Regulation S-X, Rule 3-05(b)(2). Therefore, the Company will not file financial statements for Murphy Development.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Fortune Diversified Industries, Inc.
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                                        (Registrant)

DATE:     Sept. 14, 2001

                                        By:  /s/ Douglas E. May
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                                             Douglas E. May,
                                             Vice President of Finance
                                             and Chief Financial Officer


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